                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                          ---------------------------


                                   FORM T-1

                   STATEMENT OF ELIGIBILITY UNDER THE TRUST
                    INDENTURE ACT OF 1939 OF A CORPORATION
                         DESIGNATED TO ACT AS TRUSTEE

             CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A
              TRUSTEE PURSUANT TO SECTION 305(b)(2) ____________

                          ---------------------------

                             THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)


            New York                                          13-5160382
  (Jurisdiction of incorporation                          (I.R.S. employer
   if not a U.S. national bank)                           identification no.)

   48 Wall Street, New York, New York                            10286
 (Address of principal executive offices)                      (Zip Code)

                      NATIONWIDE HEALTH PROPERTIES, INC.
              (Exact name of obligor as specified in its charter)


           Maryland                                           95-3997619
  (State or other jurisdiction of                         (I.R.S. employer
  incorporation or organization)                          identification no.)

 610 Newport Center Drive, Suite 1150
      Newport Beach, California                                  92660
 (Address of principal executive offices)                      (Zip Code)

                          ---------------------------



                                Debt Securities
                      (Title of the indenture securities)

                                    GENERAL

ITEM 1. General Information.

         Furnish the following information as to the Trustee:

        (a) Name and address of each examining or supervising authority to which it is subject.

Superintendent of Banks of the State of   2 Rector Street, New York, N.Y. 10006,
New York                                  and Albany, N.Y. 12203
Federal Reserve Bank of New York          33 Liberty Plaza, New York, N.Y. 10045
Federal Deposit Insurance Corporation     Washington, D.C. 20549
New York Clearing House Association       New York, N.Y.

        (b) Whether it is authorized to exercise corporate trust powers:

         Yes.

ITEM 2. Affiliations with Obligor

         If the obligor is an affiliate of the trustee, describe each such affiliation.

         None. (See Note on page 2.)

                          ---------------------------

ITEM 16. List of Exhibits:

      Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and Rule 24 of the Commission's Rules of Practice.

 1.- A copy of the Organization Certificate of The Bank of New York
     (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (See Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

 4.- A copy of the existing By-laws of the Trustee. (See Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

 6.- The consent of the Trustee required by Section 321(b) of the Act.
     (See Exhibit 6 to Form T-1, Registration Statement No. 33-44051.)

 7.- A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority. (See Exhibit 7 to Form T-1, Registration Statement No. 33-55379.)

                                      NOTE
                                      ----

     Inasmuch as this Form T-1 is filed prior to the ascertainment by the Trustee of all facts on which to base responsive answer to Item 2, the answer to said Item is based on incomplete information.

     Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.


                          ---------------------------

                                   SIGNATURE

Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 24th day of July, 1997.


                                    The Bank of New York


                                    By:/s/ MARYBETH A. LEWICKI
                                       ------------------------
                                       MaryBeth A. Lewicki
                                       Assistant Vice President

                      Consolidated Report of Condition of

                             THE BANK OF NEW YORK
                    of 48 Wall Street, New York, NY  10286
And Foreign and Domestic Subsidiaries, a member of the Federal Reserve System at the close of business March 31, 1997, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                                                  Dollar Amounts
                                                                                                   in Thousands
ASSETS
Cash and balances due from depository institutions:
Noninterest bearing  balances and currency and coin...........................................     $ 8,249,820
Interest-bearing balances.....................................................................       1,031,026
Securities:
Held-to-maturity securities...................................................................       1,118,463
Available-for-sale securities.................................................................       3,005,838
Federal Funds sold and Securities purchased under agreements to resell........................       3,100,281
Loans and lease financing receivables:
Loans and leases, net unearned income.........................................................      32,895,077
LESS: Allowance for loan and lease losses.....................................................         633,877
LESS:  Allocated transfer risk reserve........................................................             429
Loans and leases, net of unearned income, allowance and reserve...............................      32,260,771
Assets held in trading accounts...............................................................       1,715,214
Premises and fixed assets (including capitalized leases)......................................         684,704
          Other real estate owned.............................................................          21,738
Investments in unconsolidated subsidiaries and associated companies...........................         195,761
Customers' liability to this bank on acceptances outstanding..................................       1,152,899
Intangible assets.............................................................................         683,503
Other assets..................................................................................       1,526,113
                                                                                                   -----------
Total assets..................................................................................     $54,746,131
                                                                                                   -----------


LIABILITIES
Deposits:
  In domestic offices.........................................................................      25,614,961
  Noninterest-bearing.........................................................................      10,564,652
  Interest-bearing............................................................................      15,050,309
  In foreign offices, Edge and Agreement subsidiaries, and IBFs...............................      15,103,615
  Noninterest-bearing.........................................................................         560,944
  Interest-bearing............................................................................      14,542,671
Federal Funds purchased and Securities sold under agreements to repurchase....................       2,093,286
Demand notes issued to the U.S. Treasury......................................................         239,354
Trading liabilities...........................................................................       1,399,064
Other borrowed money:
  With remaining maturity of one year or less.................................................       2,075,092
  With remaining maturity of more than one year...............................................          20,679
Bank's liability on acceptances executed and outstanding......................................       1,160,012
Subordinated notes and debentures.............................................................       1,014,400
Other liabilities.............................................................................       1,840,245
                                                                                                   -----------
Total liabilities.............................................................................      50,560,708
                                                                                                   -----------

EQUITY CAPITAL
Common Stock.............................................................       942,284
Surplus..................................................................       731,319
Undivided profits and capital reserves...................................     2,544,303
Net unrealized holding gains (losses) on available-for-sale securities...       (19,449)
Cumulative foreign currency translation adjustments......................       (13,034)
                                                                            -----------
Total equity capital.....................................................     4,185,423
                                                                            -----------
Total liabilities and equity capital.....................................   $54,746,131
                                                                            -----------


   I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that is Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                               Robert E. Keilman

   We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

     Alan R. Griffith   }
     J. Carter Bacot    }Directors
     Thomas A. Renyi    }

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